Exhibit C

         Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.




                                                   /s/ Vivian Fu
                                                   Vivian Fu








                               POWER OF ATTORNEY

   Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrance of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.





Dated: 24 June 1996                          /s/ Roy. M. Dantzic
                                             Roy M. Dantzic
                                             Controlling Trustee





                                             /s/ William A. Franke
                                             William A. Franke
                                             Controlling Trustee






                                             /s/ Hugh R. Jenkins
                                             Hugh R. Jenkins
                                             Controlling Trustee





                                             /s/ William M. McCann
                                             William M. McCann
                                             Controlling Trustee





                                             /s/ Edward J. Hansom
                                             Edward J. Hansom
                                             Controlling Trustee